FIRST OMAHA FUNDS
Annual Report

MARCH 31, 1999

(LOGO) FIRST OMAHA
       FAMILY OF FUNDS/R

                -----------------------------------------------
                              NOTICE TO INVESTORS
                      Shares of the First Omaha Funds are:
                -----------------------------------------------
                                NOT FDIC INSURED
                -----------------------------------------------
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE
                -----------------------------------------------
                An investment in the U.S. Government
                Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                First Omaha Funds are distributed by an
                independent third party, Sunstone Distribution
                Services, LLC.
                -----------------------------------------------

                                               FIRST OMAHA FUNDS - ANNUAL REPORT
                                                                  March 31, 1999
--------------------------------------------------------------------------------

                                                                      April 1999

Dear SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Funds' Annual Report for the period ended March 31, 1999. In it you will find helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Report carefully and retain it with your Prospectus for future reference.

While the stock market has rewarded investors greatly over the last three years, you should continue to remind yourself that stocks have experienced reversals and sell-offs. The key is to maintain a long-term investment perspective and to invest in funds which match your objective and risk tolerance.

Once again, thank you for your investment in the First Omaha Family of Funds. We look forward to serving your future investment needs.

THE STOCK MARKET OVERVIEW

The year ended March 31, 1999 was a tumultuous one for the U.S. stock markets. Wide daily swings in market levels was the norm rather than the exception. On 42 days in the year, the S&P 500 Index moved by 20 points or more, at or above a 2% move per day. The Dow Jones Industrial Average ("DJIA") flirted with 10,000 and finally closed above that level on March 29, 1999. The fear of "Asian Contagion" that caused widespread selling in the markets, dropping the S&P 500 Index 6.8% on August 31, abated by March 31, 1999, the fiscal year end of the First Omaha Funds.

Against this backdrop, the market created a very difficult investment environment. Growth investing was in and value was out. A huge divergence between value and growth investing was evidenced by the S&P Barra Value Index reporting a 5.73% return for the 12-months ended March 31, 1999 versus the S&P Barra Growth Index generating a 30.69% return for the same period.

Size also mattered greatly. The large capitalization dominated stock indices generated positive returns for the year: the DJIA was up 13.2%, the S&P 500 Index was up 18.5%, and the Nasdaq was up an astounding 34.6% for the year ended March 31, 1999. Looking deeper than just the returns tells a different story. Each index was driven by relatively few stocks. For example, only 208 of the S&P 500 stocks had positive performance for the year ended March 31, 1999. The unweighted, geometric return of the S&P 500 Index was -4.9%. An unweighted return gives, in simple terms, an equal weighting to each component of the index rather than weighting the larger stocks heavier. Further evidence of the size bias lies in the S&P MidCap Index return of 0.5% and the S&P SmallCap Index falling 19.1%.

This lack of depth is cause for concern, but as always, the market's momentum is difficult to change. The well-recognized performance of large capitalization growth stocks has been almost self-perpetuating, as investors sold their disappointments to join in the rally. We believe at some point this speculation will come to an end and value investors who maintained discipline may be rewarded.

The U.S. economy continued its strength. Growth has been non-inflationary, consumers are spending, and deflation in commodities is holding down the price of goods enabling U.S. producers to remain globally competitive. We do not see a true deflationary environment coming, but we do believe that certain sectors will continue to struggle just as we saw rolling sector recessions over the last few years. Investors have, and we believe, will continue to mercilessly punish stocks of companies reporting a quarter of disappointing earnings. In their stampede out to other stocks, value is oftentimes created in the downtrodden.

We continue to believe in our value investment style. We will focus on individual investments with long-term fundamentals providing attractive intrinsic values. We will strive to invest in companies that have strong balance sheets, improving returns on equity and a demonstrated ability to effectively utilize capital.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA SMALL CAP VALUE FUND

The fiscal year ending March 31, 1999 was characterized by an extraordinary divergence in performance between the large- and small-cap stocks (S&P 500 Index vs. S&P 600 SmallCap Index); a staggering 38% point difference, the largest on record. This underperformance occurred despite the fact that the small caps began the year in undervalued territory versus the large caps by virtually any historical measure. The Fund had a fiscal year return of -20.2%. This compares to a market in which the S&P 500 Index gained 18.5%, the S&P MidCap 400 Index gained 0.5% and the S&P 600 Index lost 19.1%. The main reason the Fund underperformed as compared to the S&P MidCap 400 Index is the significant divergence in performance between the large- and small-cap stocks. The S&P MidCap 400 Index has a weighted average market cap of approximately $3.8 billion while the weighted average market capitalization of the Fund is $790 million. Another index, the S&P SmallCap Barra Value, is more representative of the Fund based on market cap, valuation and investment style. The 12-month return for this index was -22.9%, slightly lower than that of the Fund. During market environments where such a large divergence occurs we still search for value in selected issues that we believe can outperform over time. We believe this can be accomplished by investing in companies with a strong market share, solid balance sheets, and above-average or improving return on shareholder equity.

During the six-month period ending March 31 there were two new additions to the portfolio. The two new positions were Hartmarx Corp. and Dallas Semiconductor Corp. Hartmarx is the largest manufacturer and marketer of men's suits, sportcoats and slacks (tailored clothing) in the U.S. Recently Hartmarx has diversified into men's and women's sportswear, including golfwear and women's career apparel. Substantially all of the company's products are sold through a variety of retail channels under established brand names or the private labels of major retailers. Hartmarx has done a good job of diversifying their product line as growth prospects for suit sales have flattened as well as steadily improving margins in years of low inflation and limited pricing power.

Dallas Semiconductor designs, manufactures and markets electronic chips and chip-based subsystems. Applications include PCs, workstations, scientific and medical equipment, industrial controls, automatic identification, telecommunications and consumer electronics. Dallas Semiconductor's strength is its ability to provide multiple products to multiple customers allowing them flexibility in the cyclical semiconductor industry.

Two of our existing holdings saw their portfolio weighting increase during the recent period. Both Nash-Finch Co. and Newfield Exploration Co. had experienced excessive weakness and after analyzing the companies' future prospects we felt the weakness provided potential for attractive returns going forward.

Aliant Communications, Inc. was liquidated from the portfolio at the end of March. Aliant announced a definitive agreement to merge with ALLTEL for approximately $39 per share. With Aliant selling above the exchange value we felt it was appropriate to reallocate funds to investment opportunities with more upside potential.

The current structure of the Small Cap Value Fund is a diverse portfolio of small- and mid-cap companies with strong fundamental profiles. We believe that the portfolio should consist of companies with solid balance sheets that can generate sufficient cash flow and are currently selling below their intrinsic value.

As of March 31, 1999 the portfolio was 92.6% invested in stocks and held cash reserves of 7.4%. The equities were diversified across 30 positions with significant exposure to the various sectors of the market.

--------------------------------------------------------------------------------
References to specific securities included in this letter should not be construed as a recommendation to buy or sell shares in the companies.
--------------------------------------------------------------------------------

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                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 1999

BASIC INDUSTRIES                30%
CONSUMER CYCLICALS              17%
CAPITAL GOODS                   16%
CONSUMER STAPLES                13%
FINANCIAL                        7%
TRANSPORTATION                   7%
ENERGY                           4%
UTILITIES                        3%
TECHNOLOGY                       3%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.


The five largest positions in the portfolio at the end of March represented 20% of net assets (see chart).

TOP FIVE HOLDINGS<F2>
as of March 31, 1999
                         % OF NET ASSETS
----------------------------------------
CLARCOR, Inc.                      4.22%
----------------------------------------
WD-40 Co.                           4.16
----------------------------------------
Oil-Dri Corp. of America            4.06
----------------------------------------
Newfield Exploration Co.            3.84
----------------------------------------
Tecumsch Products Co., Class A      3.81
----------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

We believe the portfolio, on a weighted average basis, is strong fundamentally and has an attractive valuation as demonstrated by the following tables.

PORTFOLIO VALUATION PROFILE
as of March 31, 1999
                                                                    S&P
                              FIRST OMAHA     S&P        S&P      SMALLCAP
                               SMALL CAP    MIDCAP    SMALLCAP   600 BARRA
                               VALUE FUND     400        600       VALUE
---------------------------------------------------------------------------
Price/Earnings<F3>               13.0x       20.6x      17.3x      13.5x
---------------------------------------------------------------------------
Price/Book Value<F3>              1.7x        2.9x       2.2x       1.5x
---------------------------------------------------------------------------
Average Market Cap                $692       $2.1       $516        $376
                                million     billion    million    million
---------------------------------------------------------------------------
<F3> Based on 1999 estimates

TOTAL RETURN
as of March 31, 1999
                                                               AVERAGE
                                         1 YEAR ENDED       ANNUAL SINCE
                                            3/31/99       COMMENCEMENT<F4>
---------------------------------------------------------------------------
First Omaha Small Cap Value Fund           (20.18)%             3.79%
---------------------------------------------------------------------------
<F4> Commencement date is 6/10/96


RETURN ON A $10,000 INVESTMENT

                                    JUNE 10,   MARCH     MARCH     MARCH
                                      1996      1997      1998      1999
                                    --------  --------  --------  --------
FIRST OMAHA SMALL CAP VALUE FUND    $10,000   $10,730   $13,906   $11,100
S&P MIDCAP 400 INDEX                $10,000   $10,587   $15,779   $15,850
S&P SMALLCAP 600 INDEX              $10,000    $9,960   $14,709   $11,895
S&P SMALLCAP 600 BARRA VALUE INDEX  $10,000   $11,127   $16,853   $12,992

This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P SmallCap 600 that have low price to book ratios. It is designed so that approximately 50% of the S&P SmallCap 600 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The Barra Value & Barra Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA GROWTH FUND

The stock market was very rewarding for many, but punishing for others, during the past year. Shareholders in America's largest companies reaped another year of outstanding returns while investors in smaller- and medium-sized companies were for the most part left behind. The First Omaha Growth Fund, with an emphasis on medium-sized companies, was down 4.3% during the 12-month period ended March 31, 1999 compared to the 0.5% return for the S&P MidCap 400 Index. The larger-capitalization S&P 500 Index returned 18.5% and the smaller capitalization Russell 2000 Index declined by 16.2% for this period ended March 31, 1999. During the past year performance was directly related to company size, and the difference in performance between large, medium and small stocks was among the largest divergences ever recorded. Large-company stocks experienced a sharp, but brief downturn in the July/August period while medium and small companies had a longer and deeper decline that began in April and stretched into October. The Growth Fund underperformed the S&P 400 MidCap Index due largely to the poor showing of several insurance company stocks that were held. MBIA, Inc. and MGIC Investment Corp. reported earnings gains of 15% and 23%, respectively, during 1998, but their stock prices underperformed the market by a wide margin. Frontier Insurance Group reported disappointing results and its stock price was also weak. Positions in Boeing Co., First Health Group and Fluor Corp. were also a detriment to the performance of the Fund relative to market benchmarks.

Most companies held in the Fund produced good operational results in the past year, but still experienced weak stock prices as investors showed a preference for the better known and more liquid large blue chip companies. Areas of particular weakness in the Growth Fund included auto parts, insurance, managed care and engineering/construction. Areas of strength included communications, software and transportation.

While it is impossible to predict the future direction of the markets with any degree of certainty, we believe that the dramatic outperformance of large-company stocks relative to medium- and smaller-company stocks has set the stage for a potential extended period of outperformance longer term in the event the market moves toward historical valuation relationships between these sectors. We will continue to seek companies with better than average growth prospects.

THE PORTFOLIO

On March 31, 1999 the Growth Fund was fully invested in stocks, with less than one percent of assets in cash equivalents.

GROWTH FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 1999

TECHNOLOGY                      17%
BASIC INDUSTRIES                14%
FINANCIAL                       14%
COMMUNICATION SERVICES          11%
CAPITAL GOODS                   10%
CONSUMER CYCLICALS               9%
CONSUMER STAPLES                 8%
TRANSPORTATION                   8%
UTILITIES                        5%
HEALTH CARE                      4%

The five largest holdings in the Fund represent approximately 21.5% of the value of the Fund and are listed below.

TOP FIVE HOLDINGS<F2>
as of March 31, 1999

                         % OF NET ASSETS
----------------------------------------
Qwest Communications
International Inc.                 4.53%
----------------------------------------
Sundstrand Corp.                    4.37
----------------------------------------
Century Telephone
Enterprises, Inc.                   4.32
----------------------------------------
Southwest Airlines Co.              4.23
----------------------------------------
Cerner Corp.                        4.04
----------------------------------------
<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

PORTFOLIO VALUATION PROFILE
as of March 31, 1999

                                          FIRST OMAHA            S&P
                                          GROWTH FUND            500
---------------------------------------------------------------------------
Price/Earnings<F3>                           25.0x              28.6x
---------------------------------------------------------------------------
Average Market Cap                       $9.69 billion      $21.0 billion
---------------------------------------------------------------------------
<F3> Based on 1999 estimates

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                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

TOTAL RETURN
as of March 31, 1999

                                                               AVERAGE
                                         1 YEAR ENDED       ANNUAL SINCE
                                            3/31/99       COMMENCEMENT<F4>
---------------------------------------------------------------------------
First Omaha Growth Fund                     (4.28)%            (4.28)%
---------------------------------------------------------------------------
<F4> Commencement date is 4/1/98

RETURN ON A $10,000 INVESTMENT

                          APRIL 1,    JUNE   SEPTEMBER  DECEMBER   MARCH
                            1998      1998      1998      1998      1999
                          --------  --------  --------  --------  --------
FIRST OMAHA GROWTH FUND   $10,000    $9,609    $8,461    $9,895    $9,572
S&P MIDCAP 400            $10,000    $9,786    $8,370   $10,730   $10,046

This chart assumes an initial investment of $10,000 made on 4/1/98. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Growth Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by FNC Trust Group, n.a.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA EQUITY FUND

The equity market finished the Fund's fiscal year on a positive note with both the DJIA and the S&P 500 Index reaching new highs in March. While the returns remained impressive for the indices, a decreasing number of stocks participated in the spectacular advance of the equity market. The mania for a few, very large-capitalization stocks propelled the index to record highs and a 12-month return of 18.5% for the period ending March 31, 1999. However, this "narrow" participation can be demonstrated by comparing the S&P 500 Index, which is a capitalization-weighted index (larger companies influence the returns more than smaller ones) with the unweighted S&P 500 Index return for the same period of - 4.9%. In the past we have also provided the S&P 500 Barra Value Index as a proxy for performance of the value portion of the S&P 500. This index had a return of 5.7% for the past 12 months and demonstrates again the wide divergence of performance within the markets. While this past year can be best characterized by both the narrowness of the market and the volatility we've experienced, the Fund's returns were disappointing, producing a return of -9.2% for the 12-months ending March 31, 1999.

There are a number of reasons why the Fund's performance lagged that of the S&P 500 Index and, to a lesser extent, that of the S&P 500 Barra Value Index, including our conservative approach and value investment style. We realize that those managers who have been very aggressive have been rewarded better than conservative investors. The past year has been terrific for large, growing companies that the "growth style" favors and terrible for the out-of-favor, cyclical types of stocks that the "value style" favors. Part of the relative underperformance was due to the Fund's conservative characteristics and our strategy of selling a stock when we believe it meets or exceeds our estimation of its intrinsic value. In some cases, we underestimated the growth potential of stocks we held. After we sold them they continued to appreciate significantly, more so than some of the stocks we bought to replace them. Part was due to the aforementioned drivers of the S&P 500 Index's performance.

Despite the difficult environment for traditional value investors, we continue to favor a conservative investment approach. Our process is to buy a stock we believe is selling for less than its intrinsic value and sell it when it meets or exceeds our estimation of that value. We then reinvest the proceeds in other stocks we believe are undervalued. In making investment decisions, we will continue to focus on higher-quality, larger-capitalization companies that have demonstrated histories of earnings, dividend and cash flow growth. Our goal is to provide attractive long-term returns through a conservative investment process.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

THE PORTFOLIO

There was significant activity in the portfolio since our last Semi-Annual Report to you. Six new stocks were added to the portfolio, as the market decline of last fall provided us with the opportunity to purchase a number of new companies. New positions were initiated in Union Pacific Corp., Halliburton Co., Banc One Corp., First Data Corp., Mattel, Inc. and Service Corp. International.

Union Pacific owns Union Pacific Railroad, which is the largest railroad in the U.S. with about 35,000 route miles. The company serves the western two-thirds of the United States. We believe that the Union Pacific - Southern Pacific merger integration problems are a temporary phenomenon. The company has a positive outlook based on capturing lost revenue and shedding costs associated with its service troubles. We believe operating improvements will come from the combination of recaptured revenues lost due to service problems and continued service and quality enhancements that could provide additional cost savings.

Service Corp. International is the largest provider of death-care services in the world. The company owns and operates 3,370 funeral service locations, 430 cemeteries and 180 crematoria in the United States, Canada, Australia, Europe and the Pacific Rim. The company also operates flower shops, limousine services, and burial vaults in addition to providing capital financing to other funeral home/cemetery operators through its Provident Services subsidiary.

Banc One is a bank holding company which provides a full range of consumer and commercial banking related financial services. The company also engages in credit card and merchant processing, consumer and education finance, mortgage banking, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing and data processing. The October 1998 merger between Banc One and First Chicago NBD created the largest retail and business bank in the Midwest.

Mattel, Inc. is a premier company in the toy industry, which generates healthy cash flows and was purchased at a very reasonable price. The company has a broad product line which can be categorized into five major segments: Barbie; Infant and Pre-school (Fisher Price, Sesame Street license); Entertainment (Disney and Nickelodeon licenses); Wheels (Matchbox, Hot Wheels and Tyco radio controlled cars); and, Other (other dolls such as American Girl and Polly Pocket and games such as UNO and Skip-bo).

Halliburton operates in virtually every service segment possible, with the exception of seismic field operations, in the energy services industry. This group provides the oil industry with well cementing, well stimulation, formation testing, measurement logging, directional drill and reservoir analysis services. In addition, the Engineering & Construction division serves heavy industry while the recently acquired Dresser Industry division is a force in plant construction services.

First Data is the largest payment processing company in the world, with unique franchises in three large, fast growing markets. The company provides information and transaction processing and related services including: credit/debit authorization, risk management, card embossing, electronic consumer money transfer, healthcare claims processing and mutual fund services.

In addition, we increased the weightings in the portfolio of Rite Aid Corp., Eastman Kodak Co. and Emerson Electric Co. A number of positions were trimmed as they approached our estimates of fair value. Ingersoll-Rand Co., Exxon Corp., Cyprus Amax Minerals Co., GTE Corp., American General Corp. and Motorola, Inc. all had declining weights within the portfolio.

PORTFOLIO COMPOSITION

On March 31, 1999, 91% of the portfolio was invested in equities with the balance invested in cash and cash equivalents. The portfolio held 40 company stocks and continues to remain well diversified among market sectors, with exposure to most sectors of the economy.

EQUITY FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 1999

CONSUMER STAPLES                18%
FINANCIAL                       14%
TECHNOLOGY                      12%
BASIC INDUSTRIES                11%
CONSUMER CYCLICALS              11%
ENERGY                          11%
CAPITAL GOODS                   10%
UTILITIES                        4%
HEALTH CARE                      4%
COMMUNICATION SERVICES           3%
TRANSPORTATION                   2%

                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

The five largest holdings are listed below. These stocks represent approximately 18% of the Fund's net assets and approximately 19% of the value of the equities in the portfolio.

TOP FIVE HOLDINGS<F2>
as of March 31, 1999

                         % OF NET ASSETS
----------------------------------------
Ingersoll-Rand Co.                 3.70%
----------------------------------------
Motorola, Inc.                      3.62
----------------------------------------
American Financial Group, Inc.      3.58
----------------------------------------
Unocal Corp.                        3.34
----------------------------------------
SAFECO Corp.                        3.31
----------------------------------------
<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

MARKET CAPITALIZATION COMPARISON ($ BILLIONS)

                                          FIRST OMAHA             S&P 500
                                          EQUITY FUND  S&P 500  BARRA VALUE
----------------------------------------------------------------------------
Weighted Average                             21.0       101.3       48.0
----------------------------------------------------------------------------
Median                                        8.3        7.8        5.9
----------------------------------------------------------------------------

PORTFOLIO VALUATION PROFILE
as of March 31, 1999

                                          FIRST OMAHA             S&P 500
                                          EQUITY FUND  S&P 500  BARRA VALUE
----------------------------------------------------------------------------
Price/Earnings<F3>                           17.9x      28.6x      21.0x
----------------------------------------------------------------------------
Price/Book Value<F3>                         3.8x       5.0x        3.1x
----------------------------------------------------------------------------
Yield                                        2.8%       1.3%        1.9%
----------------------------------------------------------------------------
<F3>Based on 1999 estimates

TOTAL RETURN
as of March 31, 1999
                                         1 YEAR ENDED   AVERAGE ANNUAL SINCE
                                            3/31/99       COMMENCEMENT<F4>
-----------------------------------------------------------------------------
First Omaha Equity Fund<F5>                 (9.20)%            12.47%
-----------------------------------------------------------------------------
<F4> Commencement date is 12/13/92

<F5> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT


                                    DEC.13,    MARCH     MARCH     MARCH     MARCH     MARCH     MARCH     MARCH
                                      1992      1993      1994      1995      1996      1997      1998      1999
                                    --------  --------  --------  --------  --------  --------  --------  --------
FIRST OMAHA EQUITY FUND             $10,000   $10,470   $10,805   $12,757   $15,572   $17,920   $23,097   $20,973
S&P 500 COMPOSITE STOCK INDEX       $10,000   $10,511   $10,666   $12,326   $16,283   $19,511   $28,876   $34,206
S&P 500/BARRA VALUE INDEX           $10,000   $11,045   $11,600   $13,064   $17,368   $20,267   $28,878   $30,531


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The S&P 500 Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The Barra Value and Barra Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA BALANCED FUND

The primary goal of the First Omaha Balanced Fund is to provide a combination of current income and capital appreciation. We attempt to meet that goal through careful analysis and selection of securities that pass through our quantitative and qualitative screening process for value and margin-of-safety. The investment horizon for the Fund is three to five years; therefore, we focus on long-term results.

The First Omaha Balanced Fund provided a one-year total return of -3.7%, which lagged the benchmark indices due primarily to equity underperformance. Our value philosophy has generally been unrewarding during this last phase of the bull stock market. The equity market has experienced large volatility on an almost daily basis, over 70% of the trading days in the quarter moved up or down by over 0.5%. Over 40% of the trading days moved over 1%. Stocks with high valuations have been the most volatile as investors moved to limit exposure to volatility. There are a number of reasons why the equity portion of the Fund's performance lagged that of the S&P 500 Index and, to a lesser extent, that of the S&P 500 Barra Value Index, including our conservative approach and value investment style. Part of the relative underperformance was due to the Fund's conservative characteristics and our strategy of selling a stock when we believe it meets or exceeds our estimation of its intrinsic value. In some cases, we underestimated the growth potential of stocks we held. After we sold them they continued to appreciate significantly, more so than some of the stocks we bought to replace them. Part was due to the aforementioned drivers of the S&P 500 Index's performance which are discussed on page 5 under "First Omaha Equity Fund." The fixed income portion of the Fund outperformed that of the Lehman Bros. Gov't./Corp. Bond Index on a before-fee basis. The high overall credit quality and decline of interest rates contributed significantly to the Fund's performance. In uncertain markets such as this, we continue to believe in our long-term, value-oriented style. While stocks gyrated through the quarter, bonds generated stellar returns. The flight to quality was evident as treasuries and to a lesser extent agencies and high-quality corporate bonds moved higher in price.

THE PORTFOLIO

Our target allocation is currently 45 - 55% stocks, 40 - 50% bonds and 0 - 10% cash equivalents. At March 31, 1999 our allocation was 55% equities, 37% bonds and 8% cash equivalents. Our bond weight is slightly below our target allocation due to the timing of an investment program.

In the first half of the fiscal year, we used our asset allocation change to commit additional funds to corporate bonds rather than to treasuries as yields on corporate debt versus treasury bonds rose. The bond segment composition at March 31, 1999 was 40.2% treasuries and agencies and 59.8% high-quality corporate bonds. The average quality rating of the bond portfolio was AA1, reflecting our belief that quality is an important component of future performance. The average maturity of the portfolio was increased to reflect our growing confidence in the U.S. bond market. After adjusting for inflation, bond yields are at quite high levels.

In the last six months, we introduced six new holdings into the equity portion of the portfolio. Added were Banc One Corp., First Data Corp., Halliburton Co., Mattel, Inc., Service Corp. International and Union Pacific Corp. These six stocks account for over 15% of the equity commitment. The additions were paid for through limited trimming of a variety of equity positions and by reducing some exposure to fixed income. The portfolio now holds common stocks in forty different companies. At March 31, 1999, the portfolio dividend yield was 2.8% versus the S&P 500 yield of 1.4%. The top five equity positions, accounting for 19% of the equity segment, were Motorola, Inc., Ingersoll-Rand Co., Unocal Corp., SAFECO Corp. and Kellwood Co.

In the last six months, we have found a number of values as evidenced by adding six new positions to the portfolio. We remain committed to a renewed focus on higher-quality, larger-capitalization companies with a demonstrated history of earnings, dividend and cash flow growth. We also prefer strong balance sheets and improving returns on capital.

                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

BALANCED FUND
PORTFOLIO COMPOSITION
as of March 31, 1999

COMMON STOCKS                   55%
CORPORATE BONDS                 22%
U.S. GOVERNMENTS                13%
CASH EQUIVALENTS                 8%
U.S. GOVERNMENT AGENCIES         2%

TOP FIVE HOLDINGS<F1>
as of March 31, 1999
                                             % OF NET ASSETS
------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27               3.35%
------------------------------------------------------------
Consolidated Natural Gas Co., 6.625%, 12/1/08           3.24
------------------------------------------------------------
U.S. Treasury Note, 5.875%, 2/15/04                     3.23
------------------------------------------------------------
Laclede Gas Co., 6.50%, 10/15/01                        3.22
------------------------------------------------------------
Norwest Financial, Inc., 6.375%, 12/1/07                3.16
------------------------------------------------------------
<F1> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 1999

                              1 YEAR ENDED      AVERAGE ANNUAL SINCE
                                3/31/99           COMMENCEMENT<F2>
---------------------------------------------------------------------
First Omaha Balanced Fund        (3.73)%                8.78%
---------------------------------------------------------------------
<F2> Commencement date is 8/6/96

RETURN ON A $10,000 INVESTMENT

                                    AUGUST 6,     MARCH       MARCH       MARCH
                                       1996        1997        1998        1999
                                    --------    --------    --------    --------
FIRST OMAHA BALANCED FUND            $10,000     $10,614     $12,985     $12,501
S&P 500 STOCK INDEX                  $10,000     $11,603     $17,173     $20,343
LEHMAN BROS. GOV'T/CORP. BOND INDEX  $10,000     $10,378     $11,663     $12,427

This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

THE BOND MARKET OVERVIEW

The 12-months ending March 31, 1999 have been very eventful for anyone who has followed the capital markets. The U.S. economy's growth or era of prosperity continues to surprise most money management professionals. Take, for instance, that the environment for Southeast Asia was recessionary, Russia defaulted on some bonds and Latin America teetered near the edge of a financial meltdown. Add to the mix the S&P 500 Index operating earnings which were essentially flat for 1998 yet the index returned 18%. The support for the U.S. economy can be simply answered - the consumer. While turmoil shook most of the market participants the last 12 months, the consumer continued to support the 4% growth environment for all of 1998. Thus far in 1999, growth rates are expected to range between 3.5% and 4%. The consumer's strength continues to be supported by a strong labor market, low interest rates, strong income growth, and the wealth effect created by incredible returns offered by the popular stock indices. Consumer spending continued its torrid pace for the first quarter, after ending 1998 over 5%. The average tax refund grew compared to last year and many filers used electronic filing to receive their refunds more promptly.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Although the General Motors strike dissipated economic growth somewhat last summer, the earth-shaking events started to arise in the middle of August. Russia's default started the flight to quality race that did not end until we nearly reached 4% yield on the 10-year Treasury note in early October. Many hedge funds that place very large leveraged bets on directions of various markets lost incredible amounts of money, and had to be assisted by the Federal Reserve. The crisis created the year before in Asia had spread wider and deeper than many had realized. The Federal Reserve added liquidity back into the markets with three cuts in the Federal Funds Rate. Those measures helped bring back investors' confidence as we witnessed risky assets' premiums be reduced over the last six months since the fall crisis. The shift from risk-free assets to riskier assets have been very evident over the last six months.

Counter to the impressive growth we have experienced in the United States, inflation has remained benign during this period. Actually, deflation has been more prominent at the producer level. The drivers have been low commodity prices, technological advances, overcapacity, and intense competition. Meanwhile, consumer prices have also been subdued, helped in part by low energy prices and other lack of pricing power. The bond market will continue to question whether the robust economic growth we have experienced can continue without stimulating inflationary pressures. Aside from the recent rise in oil prices, we believe the fundamentals remain in place for a low inflation environment.

The Federal Reserve's bias has remained neutral over the last few months, having met twice since the beginning of the year. They have indicated that they will remain on the sidelines until evidence for increased risk of deflationary or inflationary pressures are seen. Fiscally, the budget surplus outlook continues to improve monthly. Estimates now see a budget surplus of $150 billion by the end of the government's fiscal year end, September 1999. The surplus bodes well for Treasury's short-term performance because of the financing reshuffling the Treasury will need to do because of the surplus.

We thought it might take a financial crisis to slow the U.S. economic growth. Obviously, we underestimated the strength of the U.S. economy. If financial meltdown across the globe cannot hinder our growth, the real question becomes, can consumers sustain their spending levels to support 4% to 5% growth ratio? Looking ahead, we will continue to monitor the multiple factors that keep the global economy running.

The beat goes on. The economic expansion is now entering its eighth year, continuing to exhibit above-average growth with little or no signs of inflation. Domestic demand has been very strong, led by El Nino's mild winter effect for much of the U.S., strong employment markets, earlier payments of tax refunds, and increases in bonuses paid to workers. Rising incomes and lower mortgage rates have contributed to the strength shown in the housing market. Debt burdens by consumers look to have moderated somewhat during the first quarter. Effects from the Asian financial crisis have only been noticeable in recent trade figures, January's trade deficit reportedly widened to $12 billion from a $9.7 billion monthly average during the last quarter of 1998. We will likely see continued weakness during the second quarter from our Asian trading partners.

Lower prices from overseas, especially from Asia, have contributed to the low inflationary environment we're currently experiencing. Labor and medical care costs pressures are mounting, but so far lower energy and commodity prices have been able to offset these increases. Year-over-year inflation figures through March of this year have been encouraging, consumer prices are up only 1.4%, while producer prices have fallen 1.8%. Inflation indicators may have difficulty finding their way lower, but the risk that they rise substantially over the next few months is considered low.

The Federal budget outlook is very favorable. It looks like for fiscal 1998 that the budget will record a surplus for the first time since 1969. The strong labor markets, increases in wages and capital gain payments have all contributed to the increase in individual tax payments. Debt management strategies will undoubtedly change due to the budget surplus. How the Treasury handles the budget surplus with regards to their financing remains uncertain at this time.

As we venture into the second quarter, the temporary factors such as a warmer than normal winter and early tax refunds that most likely contributed to the stronger than normal economic conditions in the first quarter, are likely to cease in the second quarter. The first quarter may have borrowed some strength from the second quarter, thus we may see some moderation in economic strength in the coming months.

                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment-grade fixed income securities. The portfolio will be constructed primarily through the laddering of bonds with various maturities. In this manner we seek to reduce credit and reinvestment rate risk over the long term.

As of March 31, 1999, the portfolio composition was almost 25% government and agency securities, 69% corporate bonds and less than 6% cash. The overall weighted average credit quality of the portfolio remained the same at AA/Aa. The weighted average maturity of the portfolio increased to 11 years.

During the last 12 months we extended the portfolio's duration and average maturity by selling shorter maturity bonds and buying longer maturity bonds. The shorter maturity bonds we sold either had a short maturity date or a call option embedded within the bond. The call option gives the issuer the right to redeem the bond earlier than the stated maturity if conditions are favorable. In a falling interest rate environment, it is quite often to the issuer's benefit to redeem the bonds and issue new ones at lower interest rates. For the holder of the callable bond, having a bond called in a lower interest rate environment is not favorable. The holder loses the high coupon bond and has to reinvest the proceeds at lower interest rates. We purchased longer maturity bonds with an embedded put option. This put option allows us to redeem the bonds at a specified date in the future if conditions are favorable. Favorable conditions would exist if interest rates increased when the put option was redeemable, so we could redeem the lower coupon bond with a higher coupon bond, thus increasing cash flow for the portfolio. The end result for the portfolio was that the high-credit quality was maintained and the reinvestment risk was reduced.

In addition to the putable bonds we purchased, we added government agency bonds to the portfolio due to the attractive relative value the bonds offered at the time of purchase.

The Fund outperformed that of the Lehman Bros. Gov't./Corp. Bond Index on a before-fee basis. The high overall credit quality and decline of interest rates contributed significantly to the Fund's performance.

The turmoil that affected the fixed income markets last fall was immense. The Fund's portfolio, however, performed very well in the face of adversity and panic. The high-credit quality and diversification within the portfolio was rewarded over the last 12 months. During the flight to quality last fall, the portfolio responded relatively well. We will continue to look for relative value in the marketplace, while striving to achieve above market returns while managing risks.

Going forward, the economy continues to produce solid growth rates with low inflationary pressures. The major issue facing our market over the next several months is whether the United States can sustain its torrid growth rate, while maintaining its low inflation posture. We feel that it will be difficult for the economy to sustain its recent growth, but the factors for the low inflation environment remain in place.

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1999

CORPORATE BONDS                 69%
U.S. GOVERNMENT AGENCIES        14%
U.S. GOVERNMENTS                11%
CASH EQUIVALENTS                 6%


TOP FIVE HOLDINGS<F1>
as of March 31, 1999

                                             % OF NET ASSETS
------------------------------------------------------------
Federal Home Loan Bank, 5.875%, 2/2/06                 4.15%
------------------------------------------------------------
U.S. Treasury STRIP, 2/1/07                             3.93
------------------------------------------------------------
PPG Industries, Inc., 7.375%, 6/1/16                    3.90
------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27                3.88
------------------------------------------------------------
General Electric Capital Corp., 6.90%, 9/15/15          3.79
------------------------------------------------------------
<F1> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN
as of March 31, 1999

                              1 YEAR ENDED      AVERAGE ANNUAL SINCE
                                3/31/99           COMMENCEMENT <F2>
---------------------------------------------------------------------
First Omaha Fixed
Income Fund<F3>                  5.93%                  6.91%
---------------------------------------------------------------------
<F2> Commencement date is 12/13/92

<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT


                                              DEC.13,    MARCH     MARCH     MARCH     MARCH     MARCH     MARCH     MARCH
                                                1992      1993      1994      1995      1996      1997      1998      1999
                                              --------  --------  --------  --------  --------  --------  --------  --------
FIRST OMAHA FIXED INCOME FUND                 $10,000   $10,547   $10,852   $11,221   $12,404   $12,784   $14,381   $15,234
LEHMAN BROS. GOV'T./CORP. BOND INDEX          $10,000   $10,576   $10,870   $11,368   $12,610   $13,172   $14,804   $15,774


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity between two to five years.

As of March 31, 1999, the portfolio's composition was 30% government and agency securities, 68% corporate bonds, and 2% cash. The overall weighted average credit quality remained AA/Aa for the portfolio, while the weighted average maturity was 4.8 years.

As economic conditions caused corporate bond yields to become more attractive, we added a total of five new corporate bond positions: Merrill Lynch & Co., AT&T Corp., Potomac Electric Power Co., Motorola, Inc. and First Data Corp. This allowed us to take advantage of the historically high relative yields that corporate bonds offered. In addition, we purchased a U.S. Treasury Strip and two government agency notes in the portfolio. These purchases resulted in a portfolio that extended the average maturity, but maintained the overall high-credit quality.

The Fund outperformed that of the Lehman Bros. Mutual Fund Short U.S. Gov't. Index on a before-fee basis. The high overall credit quality and decline of interest rates contributed significantly to the Fund's performance.

Performance for the Fund was achieved by having a structure that takes advantage of declining rates along the entire yield curve while reducing credit risk. This allowed the Fund to capitalize on the over performance of high-credit quality sectors and on the lower interest rate environment during the past 12 months. We will continue to emphasize the philosophy of laddering the maturity structure and diversifying issuer exposure in the portfolio.

                                               FIRST OMAHA FUNDS - ANNUAL REPORT
--------------------------------------------------------------------------------

SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1999

CORPORATE BONDS                 68%
U.S. GOVERNMENT AGENCIES        15%
U.S. GOVERNMENTS                15%
CASH EQUIVALENTS                 2%


TOP FIVE HOLDINGS<F1>
as of March 31, 1999

                                        % OF NET ASSETS
-------------------------------------------------------
U.S. Treasury STRIP, 2/15/02                      5.38%
-------------------------------------------------------
Federal Home Loan Bank, 6.50%, 11/29/05            4.84
-------------------------------------------------------
U.S. Treasury STRIP, 8/15/00                       3.87
-------------------------------------------------------
U.S. Treasury STRIP, 2/15/07                       3.77
-------------------------------------------------------
Eli Lilly & Co., 8.125%, 12/1/01                   3.68
-------------------------------------------------------
<F1> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 1999

                              1 YEAR ENDED      AVERAGE ANNUAL SINCE
                                3/31/99           COMMENCEMENT<F2>
---------------------------------------------------------------------
First Omaha Short/Intermediate
Fixed Income Fund<F3>            5.61%                  5.54%
---------------------------------------------------------------------
<F2> Commencement date is 12/13/92

<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT



                                              DEC.13,    MARCH     MARCH     MARCH     MARCH     MARCH     MARCH     MARCH
                                                1992      1993      1994      1995      1996      1997      1998      1999
                                              --------  --------  --------  --------  --------  --------  --------  --------
FIRST OMAHA SHORT/INTERMEDIATE
   FIXED INCOME FUND                          $10,000   $10,340   $10,561   $10,951   $11,803   $12,275   $13,302   $14,048
LEHMAN BROS. MUTUAL FUND SHORT
   (1-5) U.S. GOVT. INDEX                     $10,000   $10,377   $10,631   $11,080   $12,016   $12,622   $13,674   $14,546


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
SMALL CAP VALUE FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 91.87%
               AIRLINES 2.52%
      11,250   Midwest Express Holdings, Inc.<F1>                $  330,469
                                                                 ----------

               BUSINESS SERVICES 1.68%
      24,400   Franklin Covey Co.<F1>                               219,600
                                                                 ----------

               CHEMICALS 11.83%
      15,000   Dexter Corp.                                         472,500
      36,500   Oil-Dri Corp. of America                             531,531
      18,800   WD-40 Co.                                            545,200
                                                                 ----------
                                                                  1,549,231
                                                                 ----------

               CONSUMER PRODUCTS 3.05%
      82,000   Hartmarx Corp.                                       399,750
                                                                 ----------

               ELECTRONICS 5.47%
      10,000   Dallas Semiconductor Corp.                           386,250
       9,700   Teleflex, Inc.                                       330,406
                                                                 ----------
                                                                    716,656
                                                                 ----------

               ENVIRONMENTAL CONTROL 1.01%
      25,400   Calgon Carbon Corp.                                  131,763
                                                                 ----------

               FOOD 9.48%
      20,000   Corn Products International, Inc.                    478,750
      48,000   Nash-Finch Co.                                       402,000
      17,500   Universal Foods Corp.                                360,938
                                                                 ----------
                                                                  1,241,688
                                                                 ----------

               HOME FURNISHINGS 3.73%
      13,800   National Presto Industries, Inc.                     489,038
                                                                 ----------

               INSURANCE 6.66%
      12,600   American Financial Group, Inc.                       443,363
      25,200   The Guarantee Life Companies, Inc.                   428,400
                                                                 ----------
                                                                    871,763
                                                                 ----------

               MACHINERY & EQUIPMENT 9.73%
      18,900   Lawson Products, Inc.                                387,450
      13,800   Modine Manufacturing Co.                             387,262
       9,800   Tecumseh Products Co., Class A                       499,187
                                                                 ----------
                                                                  1,273,899
                                                                 ----------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               MANUFACTURING 2.46%
       9,400   Tennant Co.                                       $  321,950
                                                                 ----------

               METAL PRODUCTS 3.19%
      25,900   Amcast Industrial Corp.                              417,637
                                                                 ----------

               MINING 2.52%
       9,700   Cleveland-Cliffs, Inc.                               330,406
                                                                 ----------


               MOTOR VEHICLE PARTS & ACCESSORIES 4.22%
      32,400   CLARCOR Inc.                                         552,825
                                                                 ----------

               OIL & GAS 3.83%
      22,200   Newfield Exploration Co.<F1>                         502,275
                                                                 ----------

               PACKAGING & CONTAINERS 3.06%
      12,600   West Pharmaceutical Services, Inc.                   400,838
                                                                 ----------

               PAPER PRODUCTS 3.00%
      35,100   P.H. Glatfelter Co.                                  392,681
                                                                 ----------

               TEXTILE MANUFACTURING 3.27%
      19,400   Kellwood Co.                                         428,012
                                                                 ----------

               TIRE & RUBBER 2.49%
      11,600   Bandag, Inc.                                         326,250
                                                                 ----------

               TOBACCO 2.44%
      12,500   Universal Corp.                                      319,531
                                                                 ----------

               TRUCKING LEASING 3.61%
      30,000   Werner Enterprises, Inc.                             472,500
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.62%
      20,800   DPL Inc.                                             343,200
                                                                 ----------

Total Common Stocks (cost $14,287,800)                           12,031,962
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES 7.37%
     350,354   Federated Treasury Obligations                    $  350,354
     614,345   Goldman Sachs ILA Treasury
               Obligations Portfolio                                614,345
                                                                  ---------

Total Investment Companies (cost $964,699)                          964,699
                                                                  ---------

Total Investments (cost $15,252,499) 99.24%                      12,996,661

Other Assets, less Liabilities 0.76%                                 99,461
                                                                  ---------
NET ASSETS 100.00%                                              $13,096,122
                                                                ===========

<F1>  Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
GROWTH FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 93.59%
               AEROSPACE 4.37%
       9,000   Sundstrand Corp.                                   $ 625,500
                                                                  ---------

               AUTOMOTIVE PARTS 5.22%
      15,000   Genuine Parts Co.                                    432,187
      38,200   OEA Inc.                                             315,150
                                                                  ---------
                                                                    747,337
                                                                  ---------

               BEVERAGES 4.00%
      16,000   Robert Mondavi Corp., Class A<F1>                    572,000
                                                                  ---------

               BUSINESS SERVICES 1.16%
       4,000   Automatic Data Processing, Inc.                      165,500
                                                                  ---------

               CHEMICALS 4.45%
       7,500   Air Products and Chemicals, Inc.                     256,875
      13,000   Sigma-Aldrich Corp.                                  380,250
                                                                  ---------
                                                                    637,125
                                                                  ---------

               COMMUNICATION SERVICES 7.07%
       5,000   Level 3 Communications, Inc.<F1>                     364,063
       9,000   Qwest Communications International Inc.<F1>          648,844
                                                                  ---------
                                                                  1,012,907
                                                                  ---------

               COMPUTER SERVICES 10.66%
      10,100   Adobe Systems, Inc.                                  573,175
      14,600   BMC Software, Inc.<F1>                               541,112
      15,650   Oracle Corp.<F1>                                     412,769
                                                                  ---------
                                                                  1,527,056
                                                                  ---------

               CONSTRUCTION 2.55%
      13,500   Fluor Corp.                                          364,500
                                                                  ---------

               DIVERSIFIED 1.04%
       3,500   Cooper Industries, Inc.                              149,187
                                                                  ---------

               ELECTRICAL PRODUCTS 0.81%
       2,200   Emerson Electric Co.                                 116,462
                                                                  ---------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               ELECTRONICS 3.96%
      30,000   Sensormatic Electronics Corp.<F1>                 $  285,000
       7,500   Thomas & Betts Corp.                                 281,719
                                                                  ---------
                                                                    566,719
                                                                  ---------

               FINANCIAL SERVICES 10.09%
       4,000   Charles Schwab Corp.                                 384,500
       9,200   MBIA, Inc.                                           533,600
      15,000   MGIC Investment Corp.                                525,937
                                                                  ---------
                                                                  1,444,037
                                                                  ---------

               FOOD 2.70%
      14,700   SYSCO Corp.                                          386,794
                                                                  ---------

               HEALTH CARE SERVICES 7.71%
      36,000   Cerner Corp.<F1>                                     578,250
      10,000   United Healthcare Corp.                              526,250
                                                                  ---------
                                                                  1,104,500
                                                                  ---------

               INDUSTRIAL 3.74%
      13,000   PACCAR, Inc.                                         535,437
                                                                  ---------

               MACHINERY & EQUIPMENT 2.50%
      10,900   Dover Corp.                                          358,338
                                                                  ---------

               MANUFACTURING 3.35%
       4,200   Illinois Tool Works Inc.                             259,875
       5,000   Nucor Corp.                                          220,313
                                                                  ---------
                                                                    480,188
                                                                  ---------

               OIL & GAS 3.93%
       3,000   Enron Corp.                                          192,750
      10,300   NICOR Inc.                                           370,156
                                                                  ---------
                                                                    562,906
                                                                  ---------

               RETAIL 0.98%
       5,600   Rite Aid Corp.                                       140,000
                                                                  ---------

               TELECOMMUNICATIONS 4.32%
       8,800   Century Telephone Enterprise                         618,200
                                                                  ---------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               TRANSPORTATION 7.84%
      20,000   Southwest Airlines Co.                             $ 605,000
      20,000   Swift Transportation Co., Inc.<F1>                   517,500
                                                                  ---------
                                                                  1,122,500
                                                                  ---------

               UTILITIES - ELECTRICAL 1.14%
       4,800   New Century Energies, Inc.                           163,500
                                                                  ---------

Total Common Stocks (cost $12,799,077)                          $13,400,693
                                                                -----------


   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES 0.59%
      83,815   Goldman Sachs ILA Treasury
               Obligations Portfolio                              $  83,815
                                                                  ---------

Total Investment Companies (cost $83,815)                            83,815
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS 5.61%
      10,000   MGI Properties, Inc.                                 273,750
      15,000   Spieker Properties, Inc.                             528,750
                                                                  ---------

Total Real Estate Investment Trusts (cost $786,223)                 802,500
                                                                  ---------

Total Investments (cost $13,669,115) 99.79%                      14,287,008

Other Assets, less Liabilities 0.21%                                 30,526
                                                                  ---------
NET ASSETS 100.00%                                              $14,317,534
                                                                ===========

<F1> Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
EQUITY FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 91.27%
               BANKING 2.27%
      95,400   Banc One Corp.                                    $5,252,963
                                                                 ----------

               BUILDING PRODUCTS 2.29%
     189,300   Lafarge Corp.                                      5,300,400
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 3.62%
     114,300   Motorola, Inc.                                     8,372,475
                                                                 ----------

               COMPUTERS & PERIPHERALS 2.25%
      29,400   International Business Machines Corp.              5,211,150
                                                                 ----------

               COSMETICS 2.83%
     174,600   International Flavors & Fragrances, Inc.           6,558,413
                                                                 ----------

               DATA PROCESSING 2.51%
     136,000   First Data Corp.                                   5,814,000
                                                                 ----------

               ELECTRICAL EQUIPMENT 4.59%
      74,000   Emerson Electric Co.                               3,917,375
     196,300   Parker-Hannifin Corp.                              6,723,275
                                                                 ----------
                                                                 10,640,650
                                                                 ----------

               ENVIRONMENTAL CONTROL 0.12%
      55,600   Calgon Carbon Corp.                                  288,425
                                                                 ----------

               FOOD 2.08%
      58,900   BestFoods                                          2,768,300
      85,500   Corn Products International, Inc.                  2,046,656
                                                                 ----------
                                                                  4,814,956
                                                                 ----------

               FUNERAL SERVICES 2.35%
     382,500   Service Corp. International                        5,450,625
                                                                 ----------

               GAMES & TOYS 2.35%
     218,700   Mattel, Inc.                                       5,440,162
                                                                 ----------

               GROCERY STORES 2.22%
     242,890   Food Lion, Inc., Class A                           2,235,347
     322,540   Food Lion, Inc., Class B                           2,902,860
                                                                 ----------
                                                                  5,138,207
                                                                 ----------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               INSURANCE 10.85%
     235,600   American Financial Group, Inc.                    $8,290,175
      46,300   American General Corp.                             3,264,150
      79,900   Marsh & McLennan Cos., Inc.                        5,927,581
     189,300   SAFECO Corp.                                       7,654,819
                                                                 ----------
                                                                 25,136,725
                                                                 ----------

               MACHINERY 3.70%
     172,600   Ingersoll-Rand Co.                                 8,565,275
                                                                 ----------

               MANUFACTURING 2.61%
     239,800   Harsco Corp.                                       6,039,962
                                                                 ----------

               MEDICAL SUPPLIES 1.53%
      92,500   Becton, Dickinson & Co.                            3,543,906
                                                                 ----------

               MINING 2.66%
     507,200   Cyprus Amax Minerals Co.                           6,149,800
                                                                 ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.21%
     163,600   CLARCOR Inc.                                       2,791,425
                                                                 ----------

               OIL 9.80%
      47,700   Exxon Corp.                                        3,365,831
     133,200   Halliburton Co.                                    5,128,200
     114,000   Texaco Inc.                                        6,469,500
     210,300   Unocal Corp.                                       7,741,669
                                                                 ----------
                                                                 22,705,200
                                                                 ----------

               PACKAGING & CONTAINERS 2.11%
     212,900   Sonoco Products Co.                                4,896,700
                                                                 ----------

               PHARMACEUTICALS 1.87%
      67,300   Bristol-Myers Squibb Co.                           4,328,231
                                                                 ----------

               PHOTOGRAPHY 2.70%
      97,900   Eastman Kodak Co.                                  6,253,363
                                                                 ----------

               PUBLISHING 2.30%
     165,500   R.R. Donnelley & Sons Co.                          5,327,031
                                                                 ----------

               RETAIL 5.22%
     150,500   J.C. Penney Co., Inc.                              6,095,250
     239,700   Rite Aid Corp.                                     5,992,500
                                                                 ----------
                                                                 12,087,750
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               SOAPS & CLEANING AGENTS 1.76%
      44,200   Colgate-Palmolive Co.                             $4,066,400
                                                                 ----------

               TELEPHONE 2.64%
     101,100   GTE Corp.                                          6,116,550
                                                                 ----------

               TEXTILE MANUFACTURING 3.10%
     325,300   Kellwood Co.                                       7,176,931
                                                                 ----------

               TOBACCO 2.32%
     210,300   Universal Corp.                                    5,375,794
                                                                 ----------

               TRANSPORTATION 2.01%
      86,900   Union Pacific Corp.                                4,643,719
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 3.40%
     300,800   DPL Inc.                                           4,963,200
      70,100   Texas Utilities Co.                                2,922,294
                                                                 ----------
                                                                  7,885,494
                                                                 ----------

Total Common Stocks (cost $181,171,612)                         211,372,682
                                                                 ----------

INVESTMENT COMPANIES 8.49%
  10,690,808   Federated Trust for
               U.S. Treasury Obligations                         10,690,808
   8,974,629   Goldman Sachs ILA Treasury
               Obligations Portfolio                              8,974,629
                                                                 ----------

Total Investment Companies (cost $19,665,437)                    19,665,437
                                                                 ----------

Total Investments (cost $200,837,049) 99.76%                    231,038,119

Other Assets, less Liabilities 0.24%                                548,178
                                                                 ----------
NET ASSETS 100.00%                                             $231,586,297
                                                               ============

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999

BALANCED FUND
   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 55.07%
               BANKING 1.38%
       6,000   Banc One Corp.                                      $330,375
                                                                 ----------

               BUILDING PRODUCTS 1.23%
      10,500   Lafarge Corp.                                        294,000
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 2.36%
       7,700   Motorola, Inc.                                       564,025
                                                                 ----------

               COMPUTERS & PERIPHERALS 1.86%
       2,500   International Business Machines Corp.                443,125
                                                                 ----------

               COSMETICS 1.57%
      10,000   International Flavors & Fragrances, Inc.             375,625
                                                                 ----------

               DATA PROCESSING 1.61%
       9,000   First Data Corp.                                     384,750
                                                                 ----------

               ELECTRICAL EQUIPMENT 2.61%
       4,900   Emerson Electric Co.                                 259,394
      10,600   Parker-Hannifin Corp.                                363,050
                                                                 ----------
                                                                    622,444
                                                                 ----------

               ENVIRONMENTAL CONTROL 0.06%
       2,800   Calgon Carbon Corp.                                   14,525
                                                                 ----------

               FOOD 1.26%
       3,300   BestFoods                                            155,100
       6,100   Corn Products International, Inc.                    146,019
                                                                 ----------
                                                                    301,119
                                                                 ----------

               FUNERAL SERVICES 1.50%
      25,200   Service Corp. International                          359,100
                                                                 ----------

               GAMES & TOYS 1.46%
      14,000   Mattel, Inc.                                         348,250
                                                                 ----------

               GROCERY STORES 1.38%
      14,000   Food Lion, Inc., Class A                             128,844
      22,270   Food Lion, Inc., Class B                             200,430
                                                                 ----------
                                                                    329,274
                                                                 ----------

               INSURANCE 6.11%
      13,000   American Financial Group, Inc.                       457,437
       3,000   American General Corp.                               211,500
       4,400   Marsh & McLennan Cos., Inc.                          326,425

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               INSURANCE 6.11% (CONT'D.)
      11,500   SAFECO Corp.                                      $  465,031
                                                                 ----------
                                                                  1,460,393
                                                                 ----------

               MACHINERY 2.22%
      10,700   Ingersoll-Rand Co.                                   530,987
                                                                 ----------

               MANUFACTURING 1.46%
      13,800   Harsco Corp.                                         347,587
                                                                 ----------

               MEDICAL SUPPLIES 0.82%
       5,100   Becton, Dickinson & Co.                              195,394
                                                                 ----------

               MINING 1.60%
      31,500   Cyprus Amax Minerals Co.                             381,938
                                                                 ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 0.74%
      10,350   CLARCOR Inc.                                         176,597
                                                                 ----------

               OIL 6.04%
       3,100   Exxon Corp.                                          218,744
       8,500   Halliburton Co.                                      327,250
       7,300   Texaco Inc.                                          414,275
      13,100   Unocal Corp.                                         482,244
                                                                 ----------
                                                                  1,442,513
                                                                 ----------

               PACKAGING & CONTAINERS 1.14%
      11,800   Sonoco Products Co.                                  271,400
                                                                 ----------

               PHARMACEUTICALS 1.02%
       3,800   Bristol-Myers Squibb Co.                             244,387
                                                                 ----------

               PHOTOGRAPHY 1.74%
       6,500   Eastman Kodak Co.                                    415,188
                                                                 ----------

               PUBLISHING 1.37%
      10,200   R.R. Donnelley & Sons Co.                            328,312
                                                                 ----------

               RETAIL 3.21%
       9,800   J.C. Penney Co., Inc.                                396,900
      14,800   Rite Aid Corp.                                       370,000
                                                                 ----------
                                                                    766,900
                                                                 ----------

               SOAPS & CLEANING AGENTS 0.92%
       2,400   Colgate-Palmolive Co.                                220,800
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               TELEPHONE 1.70%
       6,700   GTE Corp.                                         $  405,350
                                                                 ----------

               TEXTILE MANUFACTURING 1.94%
      21,000   Kellwood Co.                                         463,313
                                                                 ----------

               TOBACCO 1.46%
      13,600   Universal Corp.                                      347,650
                                                                 ----------

               TRANSPORTATION 1.23%
       5,500   Union Pacific Corp.                                  293,906
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.07%
      18,600   DPL Inc.                                             306,900
       4,500   Texas Utilities Co.                                  187,594
                                                                 ----------
                                                                    494,494
                                                                 ----------

  Total Common Stocks (cost $13,147,994)                         13,153,721
                                                                 ----------


 PRINCIPAL
   AMOUNT
-------------


CORPORATE BONDS 21.71%
               FINANCIAL SERVICES 5.34%
    $500,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                       520,800
     750,000   Norwest Financial, Inc.,
               6.375%, 12/1/07                                      754,733
                                                                 ----------
                                                                  1,275,533
                                                                 ----------

               FOOD PRODUCTS 2.18%
     500,000   Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                        519,515
                                                                 ----------

               OIL 3.35%
     750,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                        800,100
                                                                 ----------

               RAIL CAR LEASING 2.28%
     500,000   Union Tank Car Co.,
               7.45%, 6/1/09                                        545,655
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.10%
     500,000   Tampa Electric Co.,
               5.75%, 5/1/00                                        501,510
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               UTILITIES - NATURAL GAS 6.46%
  $  750,000   Consolidated Natural Gas Co.,
               6.625%, 12/1/08                                   $  774,240
     750,000   Laclede Gas Co.,
               6.50%, 10/15/12                                      769,192
                                                                 ----------
                                                                  1,543,432
                                                                 ----------

Total Corporate Bonds (cost $5,057,980)                           5,185,745
                                                                 ----------

U.S. GOVERNMENT AGENCIES 2.14%
     500,000   Federal National Mortgage Association,
               7.27%, 8/24/05                                       509,920
                                                                 ----------

Total U.S. Government Agencies (cost $510,881)                      509,920
                                                                 ----------

U.S. TREASURY NOTES 10.75%
     200,000   6.75%, 5/31/99                                       200,648
     500,000   6.625%, 6/30/01                                      516,595
     750,000   5.875%, 2/15/04                                      772,327
     500,000   6.50%, 8/15/05                                       530,640
     500,000   7.00%, 7/15/06                                       547,000
                                                                 ----------

Total U.S. Treasury Notes (cost $2,452,904)                       2,567,210
                                                                 ----------

U.S. TREASURY STRIPS 1.69%
     850,000   2/15/12                                              402,543
                                                                 ----------

Total U.S. Treasury Strips (cost $356,386)                          402,543
                                                                 ----------

   NUMBER
 OF SHARES
-------------

INVESTMENT COMPANIES 8.00%
   1,033,419   Federated Trust for
               U.S. Treasury Obligations                          1,033,419
     877,167   Goldman Sachs ILA Treasury
               Obligations Portfolio                                877,167
                                                                 ----------

Total Investment Companies (cost $1,910,586)                      1,910,586
                                                                 ----------

Total Investments (cost $23,436,731) 99.36%                      23,729,725

Other Assets, less Liabilities 0.64%                                153,355
                                                                 ----------
NET ASSETS 100.00%                                              $23,883,080
                                                                ===========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

CORPORATE BONDS 67.71%
               CHEMICAL 3.04%
   $2,500,000  Monsanto Co.,
               6.00%, 7/1/00                                     $2,507,675
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 3.75%
   3,000,000   Motorola, Inc.,
               6.50%, 3/1/08                                      3,086,220
                                                                 ----------

               CONSUMER GOODS 3.02%
   2,500,000   Gillette Co.,
               5.75%, 10/15/05                                    2,488,325
                                                                 ----------

               DATA PROCESSING 3.69%
   3,000,000   First Data Corp.,
               6.375%, 12/15/07                                   3,041,100
                                                                 ----------

               FINANCIAL SERVICES 10.46%
   3,000,000   First Union National Bank,
               6.18%, 2/15/36                                     2,997,210
   2,500,000   General Electric Capital Corp.,
               5.50%, 11/1/01                                     2,499,275
   3,000,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                     3,124,800
                                                                 ----------
                                                                  8,621,285
                                                                 ----------

               FOREST PRODUCTS 3.17%
   2,500,000   Kimberly-Clark Corp.,
               6.875%, 2/15/14                                    2,616,050
                                                                 ----------

               GROCERY STORES 2.46%
   2,000,000   Albertson's, Inc.,
               6.34%, 2/25/13                                     2,031,840
                                                                 ----------

               INDUSTRIAL GOODS & SERVICES 6.35%
   2,000,000   Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                     2,018,220
   3,000,000   PPG Industries, Inc.,
               7.375%, 6/1/16                                     3,215,880
                                                                 ----------
                                                                  5,234,100
                                                                 ----------

               MACHINERY 3.70%
   3,000,000   Ingersoll-Rand Co.,
               6.443%, 11/15/27                                   3,048,300
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               OIL 7.05%
  $2,500,000   Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                    $2,611,300
   3,000,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                      3,200,400
                                                                 ----------
                                                                  5,811,700
                                                                 ----------

               PHARMACEUTICALS 3.71%
   3,000,000   Eli Lilly & Co.,
               6.25%, 3/15/03                                     3,057,360
                                                                 ----------

               RAILROADS 0.61%
     500,000   Southern Railway Co.,
               7.75%, 8/1/99                                        503,520
                                                                 ----------

               SOAPS & CLEANING AGENTS 1.84%
   1,500,000   Colgate-Palmolive Co.,
               6.85%, 11/24/99                                    1,513,035
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 6.29%
   2,500,000   National Rural Utilities Cooperative
               Finance Corp., 6.50%, 9/15/02                      2,561,575
   2,500,000   Union Electric Co.,
               6.75%, 5/1/08                                      2,625,075
                                                                 ----------
                                                                  5,186,650
                                                                 ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 4.82%
   2,750,000   Citizens Utilities Co.,
               7.60%, 6/1/06                                      2,960,870
   1,000,000   Louisville Gas & Electric Co.,
               7.50%, 7/1/02                                      1,010,490
                                                                 ----------
                                                                  3,971,360
                                                                 ----------

               UTILITIES - NATURAL GAS 3.75%
   3,000,000   Laclede Gas Co.,
               6.50%, 11/15/10                                    3,088,500
                                                                 ----------


Total Corporate Bonds (cost $54,691,793)                         55,807,020
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

U.S. GOVERNMENT AGENCIES 11.09%
   $3,380,000  Federal Home Loan Bank,
               5.875%, 2/2/06                                  $  3,420,391
   3,000,000   Federal Home Loan Bank,
               6.41%, 11/13/12                                    3,118,740
   2,500,000   Federal National Mortgage Association,
               6.50%, 7/16/07                                     2,599,425
                                                                 ----------

Total U.S. Government Agencies (cost $9,417,079)                  9,138,556
                                                                 ----------

U.S. GOVERNMENT AGENCY STRIPS 2.86%
   5,300,000   Federal Home Loan Bank, 7/2/12                     1,887,489
   1,320,000   Federal Home Loan Bank, 7/2/12                       470,078
                                                                 ----------

Total U.S. Government Agency Strips (cost $2,334,445)             2,357,567
                                                                 ----------

U.S. TREASURY BONDS 1.41%
   1,000,000   9.125%, 5/15/09                                    1,158,670
                                                                 ----------

Total U.S. Treasury Bonds (cost $1,149,687)                       1,158,670
                                                                 ----------

U.S. TREASURY STRIPS 9.81%
   2,122,000   5/15/02                                            1,813,864
   4,963,000   2/15/07                                            3,237,117
   6,400,000   2/15/12                                            3,030,912
                                                                 ----------

Total U.S. Treasury Strips (cost $6,801,712)                      8,081,893
                                                                 ----------


   NUMBER
 OF SHARES
-------------

INVESTMENT COMPANIES 5.86%
     977,508   Federated Trust for
               U.S. Treasury Obligations                            977,508
   3,856,336   Goldman Sachs ILA Treasury
               Obligations Portfolio                              3,856,336
                                                                 ----------

Total Investment Companies (cost $4,833,844)                      4,833,844
                                                                 ----------

Total Investments (cost $79,228,560) 98.74%                      81,377,550

Other Assets, less Liabilities 1.26%                              1,042,125
                                                                 ----------

NET ASSETS 100.00%                                              $82,419,675
                                                                ===========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
SHORT/INTERMEDIATE FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

CORPORATE BONDS 66.79%
               COMMUNICATIONS EQUIPMENT 7.18%
    $750,000   AT&T Corp.,
               6.75%, 4/1/04                                    $   781,215
     750,000   Motorola, Inc.,
               6.50%, 3/1/08                                        771,555
                                                                 ----------
                                                                  1,552,770
                                                                 ----------

               DATA PROCESSING 3.35%
     750,000   First Data Corp.,
               5.80%, 12/15/08                                      724,313
                                                                 ----------

               FINANCIAL SERVICES 13.92%
     750,000   Ford Motor Credit Co.,
               6.125%, 1/9/06                                       745,372
     750,000   General Electric Capital Corp.,
               6.875%, 4/15/00                                      761,242
     750,000   LG&E Capital Corp.,
               6.46%, 1/15/08                                       736,710
     750,000   Merrill Lynch & Co.,
               6.64%, 9/19/02                                       768,015
                                                                 ----------
                                                                  3,011,339
                                                                 ----------

               FOOD PRODUCTS 3.49%
     750,000   Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/02                                       754,485
                                                                 ----------

               PHARMACEUTICALS 10.71%
     750,000   Eli Lilly & Co.,
               8.125%, 12/1/01                                      795,615
     750,000   SmithKline Beecham PLC,
               6.625%, 10/1/05                                      769,268
     750,000   Upjohn Co.,
               5.875%, 4/15/00                                      752,527
                                                                 ----------
                                                                  2,317,410
                                                                 ----------

               RETAIL 7.13%
     750,000   Sears Roebuck Acceptance Notes,
               6.90%, 8/1/03                                        770,520
     750,000   Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                        772,755
                                                                 ----------
                                                                  1,543,275
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               UTILITIES - ELECTRIC SERVICES 10.58%
    $  750,000 Florida Power & Light Co.,
               5.50%, 7/1/99                                     $  750,848
     750,000   Monongahela Power Co.,
               5.625%, 4/1/00                                       751,020
     750,000   Union Electric Co.,
               6.875%, 8/1/04                                       787,988
                                                                 ----------
                                                                  2,289,856
                                                                 ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.95%
     750,000   Northern States Power Co.,
               5.75%, 10/1/03                                       747,817
     750,000   Potomac Electric Power Co.,
               6.25%, 10/15/07                                      756,810
                                                                 ----------
                                                                  1,504,627
                                                                 ----------

               UTILITIES - TELECOMMUNICATIONS 3.48%
     750,000   Chesapeake & Potomac Telephone
               Co. of Maryland, 5.875%, 9/15/99                     751,928
                                                                 ----------

Total Corporate Bonds (cost $14,307,600)                         14,450,003
                                                                 ----------

U.S. GOVERNMENT AGENCIES 15.17%
     750,000   Federal Farm Credit Bank,
               5.72%, 4/13/05                                       752,632
   1,000,000   Federal Home Loan Bank,
               6.50%, 11/29/05                                    1,046,540
     750,000   Federal Home Loan Bank,
               5.45%, 1/12/09                                       722,415
     750,000   Federal Home Loan Mortgage Corp.,
               5.95%, 1/19/06                                       761,633
                                                                 ----------

Total U.S. Government Agencies (cost $3,286,404)                  3,283,220
                                                                 ----------

U.S. TREASURY NOTES 1.19%
     250,000   5.875%, 2/15/04                                      257,442
                                                                 ----------

Total U.S. Treasury Notes (cost $241,602)                           257,442
                                                                 ----------

U.S. TREASURY STRIPS 13.02%
     896,000   8/15/00                                              837,930
   1,345,000   2/15/02                                            1,163,976
    1,250,000  2/15/07                                              815,313
                                                                 ----------

Total U.S. Treasury Strips (cost $2,787,830)                      2,817,219
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES  2.17%
     468,106   Goldman Sachs ILA Treasury
               Obligations Portfolio                               $468,106
                                                                 ----------

Total Investment Companies (cost $468,106)                          468,106
                                                                 ----------

Total Investments (cost $21,091,542) 98.34%                      21,275,990

Other Assets, less Liabilities 1.66%                                360,146
                                                                 ----------

NET ASSETS 100.00%                                              $21,636,136
                                                                ===========

Schedule of Portfolio Investments
March 31, 1999
U.S. GOVERNMENT OBLIGATIONS FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

U.S. TREASURY BILLS 33.45%
 $  5,000,000  4/1/99                                            $5,000,000
   5,000,000   4/15/99                                            4,991,493
  10,000,000   4/29/99                                            9,966,205
   5,000,000   5/6/99                                             4,978,733
   5,000,000   5/13/99                                            4,974,450
   5,000,000   6/3/99                                             4,961,588
   5,000,000   7/1/99                                             4,943,694
   5,000,000   8/12/99                                            4,919,276
                                                                 ----------

Total U.S. Treasury Bills (cost $44,735,439)                     44,735,439
                                                                 ----------

U.S. TREASURY NOTES 15.03%
  10,000,000   5.875%, 8/31/99                                   10,049,636
  10,000,000   5.75%, 9/30/99                                    10,055,138
                                                                 ----------

Total U.S. Treasury Notes (cost $20,104,774)                     20,104,774
                                                                 ----------

REPURCHASE AGREEMENTS 51.78%
  14,239,870   G.X. Clarke & Co., 4.95%, dated 3/31/99,
               repurchase price $14,241,827, maturing
               4/1/99 (collateralized by U.S. Treasury
               Bills, 4.44%, 5/20/99 and U.S. Treasury Bills,
               4.48%, 5/6/99)                                    14,239,870
  25,000,000   Merrill Lynch, 4.75%, dated 3/31/99,
               repurchase price $25,003,298, maturing
               4/1/99 (collateralized by U.S. Treasury
               Notes, 5.375%, 2/15/01)                           25,000,000
  30,000,000   Spear, Leeds & Kellogg, 4.875%, dated 3/31/99,
               repurchase price $30,004,062, maturing
               4/1/99 (collateralized by U.S. Treasury
               Notes, 7.00%, 7/15/06)                            30,000,000
                                                                 ----------

Total Repurchase Agreements (cost $69,239,870)                   69,239,870
                                                                 ----------

Total Investments (cost $134,080,083) 100.26%                   134,080,083

Liabilities, less Other Assets (0.26)%                            (349,782)
                                                                 ----------

NET ASSETS 100.00%                                             $133,730,301
                                                               ============

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
March 31, 1999


                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost
 $15,252,499, $13,669,115,
 $200,837,049, $23,436,731,
 $79,228,560, $21,091,542 and
 $64,840,213, respectively)         $12,996,661   $14,287,008  $231,038,119  $23,729,725   $81,377,550   $21,275,990   $64,840,213
-----------------------------------
  Repurchase agreements, at value
 (cost  $0, $0, $0, $0, $0, and
 $69,239,870, respectively)                   _             _             _            _             _             _    69,239,870
-----------------------------------
  Receivable for securities sold         81,706             _       181,333        8,961             _             _             _
-----------------------------------
  Interest and dividends receivable      20,786        30,365       402,757      155,615     1,048,786       352,541        62,004
-----------------------------------
  Organizational expenses, net of
 accumulated amortization                 4,209        12,024         7,139        2,193         7,139         7,139         7,139
-----------------------------------
  Other assets                            9,206         7,101        53,086        8,346        23,427        18,263        51,101
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total Assets                       13,112,568    14,336,498   231,682,434   23,904,840    82,456,902    21,653,933   134,200,327
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
LIABILITIES:
  Dividend payable                            _             _             _            _             _             _       408,579
-----------------------------------
  Accrued expenses and other
 liabilities                             15,148        17,609        61,761       19,207        28,552        15,936        37,105
-----------------------------------
 Accrued investment advisory fee          1,298         1,355        34,376        2,553         8,675         1,861        24,342
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total Liabilities                      16,446        18,964        96,137       21,760        37,227        17,797       470,026
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET ASSETS                          $13,096,122   $14,317,534  $231,586,297  $23,883,080   $82,419,675   $21,636,136  $133,730,301
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========   ===========
NET ASSETS CONSIST OF:
  Capital stock                              13            15           173           22            79            22         1,337
-----------------------------------
  Paid-in capital in excess of par   15,191,155    14,627,520   182,494,481   23,343,408    79,406,576    21,680,596   133,739,121
-----------------------------------
  Undistributed net investment income     7,063             _        12,142       10,654        85,653        22,599         8,012
-----------------------------------
  Undistributed net realized gain
 (loss) on investments                  153,729     (927,894)    18,878,431      236,002       778,377     (251,529)      (18,169)
-----------------------------------
  Net unrealized appreciation
 (depreciation) on investments      (2,255,838)       617,893    30,201,070      292,994     2,148,990       184,448             _
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Assets                        $13,096,122   $14,317,534  $231,586,297  $23,883,080   $82,419,675   $21,636,136  $133,730,301
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========   ===========
CAPITAL STOCK, $0.00001 PAR VALUE
  Authorized                         50,000,000    50,000,000    50,000,000   50,000,000    50,000,000    50,000,000   300,000,000
-----------------------------------
  Issued and outstanding              1,330,017     1,510,461    17,338,883    2,158,774     7,911,550     2,161,570   133,748,382
-----------------------------------
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)           $9.85         $9.48        $13.36       $11.06        $10.42        $10.01         $1.00
-----------------------------------      ======        ======        ======       ======        ======        ======        ======


See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Statements of Operations
For the Period from April 1, 1998 to March 31, 1999

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                             $ 56,644      $ 30,598   $ 1,524,690    $ 748,906    $5,448,870   $ 1,258,866    $5,445,405
  Dividends                             366,681       257,486     6,274,819      324,894             _             _             _
-----------------------------------------------   -----------   -----------  -----------   -----------   -----------   -----------
                                        423,325       288,084     7,799,509    1,073,800     5,448,870     1,258,866     5,445,405
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

EXPENSES:
  Investment advisory fees              130,263        91,814     2,111,587      191,387       491,124       104,500       268,858
-----------------------------------
  Fund administration and
 accounting fees                         50,000        50,000       563,090       51,037       163,708        41,800       215,087
-----------------------------------
  Shareholder servicing fees             28,663        18,813        75,382       30,112        38,180        29,238        41,278
-----------------------------------
  Federal and state registration fees    16,142        15,595        23,969       12,362        14,729         9,844        17,686
-----------------------------------
  Administrative services plan fees      14,151             _       251,787       20,570        76,001        18,657             _
-----------------------------------
  Professional fees                      10,731        10,797        30,593       10,997        15,106        10,878        12,468
-----------------------------------
 Custody fees                             4,598         3,673        84,463        7,655        24,556         6,270        32,263
-----------------------------------
  Reports to shareholders                 2,913         1,920        51,327        4,503        11,060         2,615        13,059
-----------------------------------
  Amortization of organization
 expenses                                 1,924         3,003         6,946          935         6,946         6,946         6,946
-----------------------------------
  Pricing fees                            1,322         1,882         1,755        3,749         4,307         3,332           374
-----------------------------------
  Directors' fees                           836           531        15,674        1,383         4,538         1,188         6,178
-----------------------------------
  Insurance                                 394             _        10,649          680         2,869           733         4,155
-----------------------------------
  Other expenses                            534           763         4,841          684         1,565           465         1,234
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total expenses before waiver          262,471       198,791     3,232,063      336,054       854,689       236,466       619,586
-----------------------------------
  Waiver of expenses                   (77,650)      (50,944)     (321,568)     (79,065)     (135,817)      (34,307)      (42,477)
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Expenses                          184,821       147,847     2,910,495      256,989       718,872       202,159       577,109
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET INVESTMENT INCOME                   238,504       140,237     4,889,014      816,811     4,729,998     1,056,707     4,868,296
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on
 investments                            443,626     (972,963)    32,830,496      833,920     1,053,007        91,388         1,111
-----------------------------------
  Change in unrealized appreciation
 (depreciation) on investments      (4,312,605)       617,893  (64,096,533)  (2,619,384)   (1,136,109)      (39,148)             _
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Gain (Loss) on Investments    (3,868,979)     (355,070)  (31,266,037)  (1,785,464)      (83,102)        52,240         1,111
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS   $(3,630,475)    $(214,833) $(26,377,023)   $(968,653)    $4,646,896    $1,108,947    $4,869,407
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========    ==========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                       SMALL CAP VALUE FUND      GROWTH FUND         EQUITY FUND
                                    -------------------------   ------------  -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,
                                        1999          1998          1999         1999          1998
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                 $238,504      $182,706      $140,237   $4,889,014    $5,431,047
-----------------------------------
 Net realized gain (loss)
on investments                          443,626       576,625     (972,963)   32,830,496    15,146,102
-----------------------------------
 Change in unrealized appreciation
(depreciation)  on investments      (4,312,605)     1,932,576       617,893 (64,096,533)    51,301,415
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Net increase (decrease) in net
assets resulting  from operations   (3,630,475)     2,691,907     (214,833) (26,377,023)    71,878,564
----------------------------------- -----------   -----------   -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                (238,661)     (181,609)     (125,285)  (4,882,142)   (5,458,420)
-----------------------------------
 Net capital gains                    (451,358)     (454,364)             _ (20,488,813)  (19,230,779)
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Total distributions                  (690,019)     (635,973)     (125,285) (25,370,955)  (24,689,199)
----------------------------------- -----------   -----------   -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares         5,961,795     9,529,746    19,440,805   34,157,608    36,250,380
-----------------------------------
 Proceeds from reinvestment
of dividends                            680,419       634,827       119,796   25,169,606    24,523,415
-----------------------------------
 Redemption of shares               (6,245,000)   (2,373,895)   (4,902,949) (88,066,228)  (55,089,677)
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Net increase (decrease) from share
transactions                            397,214     7,790,678    14,657,652 (28,739,014)     5,684,118
----------------------------------- -----------   -----------   -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN
NET ASSETS                          (3,923,280)     9,846,612    14,317,534 (80,486,992)    52,873,483
-----------------------------------
NET ASSETS:
 Beginning of period                 17,019,402     7,172,790             _  312,073,289   259,199,806
----------------------------------- -----------   -----------   -----------  -----------   -----------
 End of period                      $13,096,122   $17,019,402   $14,317,534 $231,586,297  $312,073,289
----------------------------------- ===========   ===========   ===========  ===========   ===========
 Undistributed net investment income,
end of period                           $ 7,063       $ 5,296           $ _     $ 12,142      $  3,256
----------------------------------- ===========   ===========   ===========  ===========   ===========


<F1> Commencement of operations

See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                 SHORT/INTERMEDIATE           U.S. GOVERNMENT
                             BALANCED FUND            FIXED INCOME FUND           FIXED INCOME FUND           OBLIGATIONS FUND
                       ------------------------    ------------------------   ------------------------    ------------------------
                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                        MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
                          1999          1998          1999          1998         1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income   $816,811      $662,106    $4,729,998    $4,422,924   $1,056,707    $1,108,779    $4,868,296    $5,327,594
-----------------------
 Net realized gain (loss)
on investments            833,920       247,580     1,053,007      (25,309)       91,388        10,043         1,111             _
-----------------------
 Change in unrealized
appreciation
(depreciation)
on investments         (2,619,384)     2,925,211   (1,136,109)     4,616,812     (39,148)       476,475             _             _
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Net increase (decrease)
in net assets resulting
from operations         (968,653)     3,834,897     4,646,896     9,014,427    1,108,947     1,595,297     4,869,407     5,327,594
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 Net investment income  (818,531)     (657,708)   (4,730,231)   (4,427,433)  (1,056,399)   (1,112,789)   (4,868,296)   (5,327,594)
-----------------------
 Net capital gains      (754,425)     (134,164)     (217,671)             _            _             _             _             _
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Total distributions  (1,572,956)     (791,872)   (4,947,902)   (4,427,433)  (1,056,399)   (1,112,789)   (4,868,296)   (5,327,594)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
CAPITAL SHARE
TRANSACTIONS:
 Proceeds from sale
of shares               8,207,537    14,375,680    16,794,091    11,070,510    7,845,847     3,159,589   394,777,417   378,648,091
-----------------------
 Proceeds from
reinvestment
of dividends            1,564,415       789,660     4,874,511     4,382,227    1,018,299     1,063,195       154,244       158,162
-----------------------
 Redemption of shares (9,038,833)   (3,411,519)  (16,619,283)  (17,892,679)  (6,789,605)   (6,238,476) (361,699,190) (403,722,643)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Net increase (decrease)
from share transactions   733,119    11,753,821     5,049,319   (2,439,942)    2,074,541   (2,015,692)    33,232,471  (24,916,390)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS                (1,808,490)    14,796,846     4,748,313     2,147,052    2,127,089   (1,533,184)    33,233,582  (24,916,390)
-----------------------
NET ASSETS:
 Beginning of period  $25,691,570   $10,894,724    77,671,362    75,524,310   19,509,047    21,042,231   100,496,719   125,413,109
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 End of period        $23,883,080   $25,691,570   $82,419,675   $77,671,362  $21,636,136   $19,509,047  $133,730,301  $100,496,719
----------------------- ==========  ===========   ===========   ===========  ===========   ===========   ===========   ===========
 Undistributed net
investment income,
end of period             $10,654       $11,439       $85,653      $ 83,872     $ 22,599       $20,277        $8,012        $5,998
----------------------- ==========  ===========   ===========   ===========  ===========   ===========   ===========   ===========


<F1> Commencement of operations

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1>


                                              SMALL CAP VALUE FUND            GROWTH FUND          EQUITY FUND
                                    ---------------------------------------- -------------  -------------------------
                                     YEAR ENDED    YEAR ENDED     JUNE 10,    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      MAR. 31,      MAR. 31,     1996<F2> TO   MAR. 31,      MAR. 31,      MAR. 31,
                                        1999          1998      MAR. 31, 1997    1999          1999          1998
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $12.94        $10.52        $10.00       $10.00        $16.19        $13.74
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.18          0.19          0.15         0.10          0.26          0.29
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                 (2.73)          2.88          0.58       (0.53)        (1.66)          3.50
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations        (2.55)          3.07          0.73       (0.43)        (1.40)          3.79
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.18          0.19          0.15         0.09          0.26          0.29
------------------------------------
 Distributions from capital gains          0.36          0.46          0.06            _          1.17          1.05
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.54          0.65          0.21         0.09          1.43          1.34
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD            $9.85        $12.94        $10.52      $  9.48        $13.36        $16.19
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                       (20.18)%        29.60%         7.30%      (4.28)%       (9.20)%        28.89%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $13,096       $17,019       $7,173       $14,318      $231,586      $312,073
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            1.21%         1.11%         1.34%        1.21%         1.03%         1.03%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         1.55%         1.62%         2.15%        1.15%         1.74%         1.89%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.71%         1.92%         3.76%        1.63%         1.15%         1.14%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            1.05%         0.81%       (0.27)%        0.73%         1.62%         1.78%
------------------------------------
 Portfolio turnover rate<F3>             26.20%        16.54%         7.45%       71.80%        24.19%        15.87%
---------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Financial Highlights<F1>


                                                     EQUITY FUND (CONT'D.)                               BALANCED FUND
                                     ----------------------------------------------------   ---------------------------------------
                                     YEAR ENDED  APRIL 10, 1995 JULY 1, 1994  YEAR ENDED    YEAR ENDED    YEAR ENDED     AUG. 6,
                                      MAR. 31,    <F2> THROUGH       TO        JUNE 30,      MAR. 31,      MAR. 31,    1996 <F2> TO
                                        1997     MAR. 31, 1996  APRIL 9, 1995    1994          1999          1998     MAR. 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $13.07        $11.39        $10.48       $10.55        $12.24        $10.41        $10.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.30          0.28          0.21         0.20          0.38          0.38          0.21
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                   1.63          2.13          1.48         0.15        (0.81)          1.90          0.40
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
 Total from investment operations          1.93          2.41          1.69         0.35        (0.43)          2.28          0.61
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.30          0.28          0.22         0.20          0.38          0.38          0.20
------------------------------------
 Distributions from capital gains          0.96          0.45          0.56         0.22          0.37          0.07             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
 Total distributions                       1.26          0.73          0.78         0.42          0.75          0.45          0.20
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $13.74        $13.07        $11.39       $10.48        $11.06        $12.24        $10.41
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========    ==========
TOTAL RETURN<F3>                         14.99%        21.52%        16.48%        3.34%       (3.73)%        22.34%        6.14%%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $259,200      $224,169      $161,323     $129,381       $23,883       $25,692       $10,895
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            1.04%         0.99%         1.03%        1.04%         1.01%         0.88%         1.16%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         2.17%         2.32%         2.50%        1.93%         3.20%         3.37%         3.25%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.10%         1.07%         1.62%        1.54%         1.32%         1.43%         3.04%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            2.11%         2.24%         1.91%        1.43%         2.89%         2.82%         1.37%
------------------------------------
 Portfolio turnover rate<F3>             25.66%        26.60%        14.36%       15.86%        33.17%        10.46%         5.92%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)


                                                                     FIXED INCOME FUND
                                     --------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2> TO       TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $10.45       $  9.84        $10.00     $   9.63         $9.58        $10.49
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.61          0.59          0.45         0.59          0.51          0.67
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                      _          0.61        (0.15)         0.35          0.07        (0.88)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.61          1.20          0.30         0.94          0.58        (0.21)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.61          0.59          0.46         0.57          0.53          0.67
------------------------------------
 Distributions from capital gains          0.03             _             _            _             _          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.64          0.59          0.46         0.57          0.53          0.70
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $10.42        $10.45       $  9.84       $10.00         $9.63       $  9.58
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          5.93%        12.50%         3.06%        9.79%         6.35%       (2.29)%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $82,420       $77,671       $75,524      $76,342       $66,488       $61,714
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.88%         0.89%         0.89%        0.83%         0.87%         0.86%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         5.78%         5.74%         4.48%        5.94%         6.98%         6.52%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.05%         1.05%         1.00%        0.96%         1.51%         1.41%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            5.61%         5.58%         4.37%        5.81%         6.34%         5.97%
------------------------------------
 Portfolio turnover rate<F3>             31.35%        19.03%        12.66%       37.35%         7.04%        13.09%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)



                                                          SHORT/INTERMEDIATE FIXED INCOME FUND
                                    ---------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2> TO       TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $9.97         $9.73         $9.85        $9.66         $9.62        $10.18
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.51          0.56          0.49         0.52          0.42          0.55
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                   0.04          0.24        (0.10)         0.17          0.05        (0.56)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.55          0.80          0.39         0.69          0.47        (0.01)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.51          0.56          0.51         0.50          0.43          0.55
------------------------------------
 Distributions from capital gains             _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.51          0.56          0.51         0.50          0.43          0.55
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $10.01         $9.97         $9.73        $9.85         $9.66       $  9.62
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          5.61%         8.37%         4.00%        7.24%         5.05%       (0.22)%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $21,636       $19,509       $21,042      $22,056       $22,130       $21,938
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.97%         0.99%         0.97%        0.89%         0.88%         0.83%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         5.05%         5.54%         5.01%        5.34%         5.63%         5.44%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.13%         1.15%         1.08%        1.02%         1.51%         1.38%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            4.89%         5.38%         4.90%        5.21%         5.00%         4.89%
------------------------------------
 Portfolio turnover rate<F3>             21.36%        26.58%         4.73%       41.45%         9.93%        20.52%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)


                                                            U.S. GOVERNMENT OBLIGATIONS FUND
                                    --------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2>TO        TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                      _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------
 Distributions from capital gains             _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD            $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          4.63%         4.95%         4.76%        5.14%         3.51%         2.74%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $133,730      $100,497      $125,413      $87,715       $76,105       $89,195
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.54%         0.55%         0.58%        0.54%         0.63%         0.60%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         4.52%         4.83%         4.66%        5.12%         4.46%         2.68%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        0.58%         0.58%         0.59%        0.59%         1.23%         1.13%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            4.48%         4.80%         4.65%        5.07%         3.86%         2.15%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 1999

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1999, the only series presently authorized are the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC;" collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 1999

Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at March 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $1,924, $(14,952), $2,014, $935, $2,014, $2,014 and $2,014; decrease undistributed net realized loss on investments by $0, $45,069, $0,$0,$0,$0 and $0; and decrease paid-in capital in excess of par by $1,924, $30,117, $2,014, $935, $2,014, $2,014 and $2,014 for
the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1999, each of the Growth Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had federal income tax capital loss carryforwards of $267,823, $246,727 and $18,169, respectively. The $267,823 federal income tax loss carryforward for the Growth Fund expires in 2007. The $246,727 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $81,532 in 2003, $109,194 in 2004 and $56,001 in 2005. The $18,169 federal income tax loss carryforward for the U.S. Government Obligations Fund expires as follows: $14,927 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund; and to FNC, 0.75% for the Growth Fund. For the year ended March 31, 1999, advisory fees of $53,638, $30,604, $51,037,
$40,927 and $10,450 were waived in the Small Cap Value Fund, the Growth Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 1999, custody fees of $4,598, $3,673, $84,463, $7,655, $24,556 and
$6,270 were waived in the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Growth Fund are each subject to a $50,000 minimum annual fee. For the year ended March 31, 1999, administrative fees of $12,337, $16,667, $111,200, $10,079, $32,330, $8,255 and $42,477 were waived in the Small Cap
Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 1999, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensa-

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 1999

tion to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the year ended March 31, 1999, fees of $14,151, $251,787, $20,570, $76,001 and $18,657 were accrued under this agreement, respectively, and fees of $7,077, $125,905, $10,294, $38,004 and $9,332 were waived by First National, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the year ended March 31, 1999 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------

Shares sold                             524,972     2,004,652     2,294,411      696,332     1,576,999       774,357   394,777,417
------------------------------------
Shares issued to holders in
reinvestment of dividends                61,549        12,688     1,743,861      133,981       459,506       100,822       154,244
------------------------------------
Shares redeemed                       (571,580)     (506,879)   (5,972,650)    (770,810)   (1,555,867)     (671,178) (361,699,190)
------------------------------------ ----------   -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease)                  14,941     1,510,461   (1,934,378)       59,503       480,638       204,001    33,232,471
------------------------------------ ==========   ===========   ===========  ===========   ===========   ===========   ===========




Transactions in shares of the Funds for the year ended March 31, 1998 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                             781,847         _         2,375,188    1,284,222     1,077,720       317,106   378,648,091
------------------------------------
Shares issued to holders in
reinvestment of dividends                51,971         _         1,679,612       68,840       427,624       107,312       158,162
------------------------------------
Shares redeemed                       (200,574)         _       (3,648,325)    (300,447)   (1,747,925)     (628,537) (403,722,643)
------------------------------------ -----------  -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease)                 633,244         _           406,475    1,052,615     (242,581)     (204,119)  (24,916,390)
------------------------------------ ==========   ===========   ===========  ===========   ===========   ===========   ===========


                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1999 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Purchases
   U.S. Government                            _             _             _    $ 253,672   $ 9,417,079    $2,300,848         _
   Other                             $4,337,596   $22,564,868   $60,222,316    7,692,416    15,809,039     3,857,040         _
------------------------------------------------------------------------------------------------------------------------------------
Sales
   U.S. Government                            _             _             _    1,813,891    10,365,125     2,524,946         _
   Other                              3,691,922     8,006,604    92,853,344    7,338,214    14,350,575     1,750,000         _
------------------------------------------------------------------------------------------------------------------------------------


As of March 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $15,279,336, $13,709,928, $201,052,673, $23,469,482, $79,228,560, $21,091,542 and
$134,080,083, were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------

Appreciation                           $448,244    $1,867,644  $ 43,459,432   $1,656,057    $2,698,849      $322,669         _
------------------------------------
(Depreciation)                      (2,730,919)   (1,290,564)  (13,473,986)  (1,395,814)     (549,859)     (138,221)         _
-----------------------------------------------   -----------   -----------  -----------   -----------   -----------   -----------
Net appreciation (depreciation)
on investments                     $(2,282,675)      $577,080   $29,985,446     $260,243    $2,148,990      $184,448         _
------------------------------------===========   ===========   ===========  ===========   ===========   ===========   ===========


For the period ended March 31, 1999, 100%, 100%, 100% and 36% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Small Cap Value Fund, the Growth Fund, the Equity Fund and the Balanced Fund, respectively.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Independent Auditors' Report

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                      KPMG LLP

Omaha, Nebraska
April 16, 1999

INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
1620 Dodge
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 S. 103rd St., Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102



This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha Funds prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.


-----------------------------------
  For more INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 219022
  Kansas City, Missouri 64121-9022
-----------------------------------